Exhibit 99.2

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Index to Condensed Combined Financial Statements (Unaudited)

Combined Statements of Income for the three and six months ended June 30, 2021 and 2020	2
Combined Statements of Comprehensive Income for the three and six months ended June 30, 2021 and 2020	3
Combined Balance Sheets as of June 30, 2021 and December 31, 2020	4
Combined Statements of Changes in Equity for the six months ended June 30, 2021 and 2020	5
Combined Statements of Cash Flows for the six months ended June 30, 2021 and 2020	6
Notes to the Condensed Combined Financial Statements	7
Note 1—Basis of Presentation	7
Note 2—Cost Allocations and Transactions with Related Parties	7
Note 3—Receivables, net	9
Note 4—Inventories, net	9
Note 5—Property, Plant and Equipment, net	9
Note 6—Goodwill and Other Intangible Assets	10
Note 7—Accounts Payable	11
Note 8—Income Taxes	11
Note 9—Revenues	11
Note 10—Other Post-Retirement Benefit Obligations	12
Note 11—Subsequent Events	12

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Combined Statements of Income (Unaudited)

Three and Six months ended June 30, 2021 and 2020 ($ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues	166,958	126,704	335,923	274,054
Cost of sales	(110,770)	(89,584)	(221,815)	(188,262)
Gross profit	56,188	37,120	114,108	85,792
Selling, general and administrative expenses	(21,409)	(16,445)	(41,374)	(35,693)
Non-order related research and development expenses	(2,985)	(1,894)	(6,250)	(3,629)
Other income (expense), net	605	(14)	885	(297)
Interest and other finance income/ (expense)	(57)	87	57	319
Income from operations, before income taxes	32,342	18,854	67,426	46,492
Income tax expense	(7,988)	(4,668)	(16,654)	(11,509)
Net income	24,354	14,186	50,772	34,983

See accompanying Notes to the Condensed Combined Financial Statements

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Combined Statements of Comprehensive Income (Unaudited)

Three and Six months ended June 30, 2021 and 2020 ($ in thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income	24,354	14,186	50,772	34,983
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(245)	84	(219)	401
Other, net	(183)	(261)	(405)	(505)
Other comprehensive income (loss)	(428)	(177)	(624)	(104)
Comprehensive income	23,926	14,009	50,148	34,879

See accompanying Notes to the Condensed Combined Financial Statements

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Combined Balance Sheets (Unaudited)

As of June 30, 2021 and December 31, 2020 ($ in thousands)

	June 30, 2021	December 31, 2020
Cash and cash equivalents	—	—
Receivables, net	90,744	61,052
Inventories, net	117,485	118,322
Other current assets	611	5,488
Total current assets	208,840	184,862

Property, plant and equipment, net	104,917	104,923
Operating lease right-of-use assets, net	15,873	16,998
Goodwill	809,907	809,907
Intangible assets, net	221,700	232,500
Deferred taxes	1,047	1,047
Other non-current assets	822	867
Total assets	1,363,106	1,351,104

Accounts payable	70,154	52,191
Accrued liabilities	30,721	21,947
Accrued distributor rebates	18,654	16,987
Right of return provision	5,656	5,993
Other current liabilities	11,222	9,018
Total current liabilities	136,407	106,136

Non-current finance leases	6,299	6,441
Non-current operating leases	14,806	17,534
Deferred taxes	45,526	48,629
Non-current other post-retirement obligations	10,700	11,132
Other non-current liabilities	541	555
Total liabilities	214,279	190,427

Equity:
Parent company investment	1,132,880	1,144,106
Accumulated other comprehensive income	15,947	16,571
Total Equity	1,148,827	1,160,677
Total liabilities and equity	1,363,106	1,351,104

See accompanying Notes to the Condensed Combined Financial Statements

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Combined Statements of Changes in Equity (Unaudited)

Six month ended June 30, 2021 and 2020 ($ in thousands)

	Parent company investment	Accumulated other comprehensive income	Total Equity
Balance at January 1, 2020	1,155,624	18,657	1,174,281
Net income	34,983	—	34,983
Other comprehensive income (loss), net	—	(104)	(104)
Net transfers to Parent	(32,987)	—	(32,987)
Balance at June 30, 2020	1,157,620	18,553	1,176,173

Balance at January 1, 2021	1,144,106	16,571	1,160,677
Net income	50,772	—	50,772
Other comprehensive income (loss), net	—	(624)	(624)
Net transfers to Parent	(61,998)	—	(61,998)
Balance at June 30, 2021	1,132,880	15,947	1,148,827

See accompanying Notes to the Condensed Combined Financial Statements

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Combined Statements of Cash Flows (Unaudited)

Six month ended June 30, 2021 and 2020 ($ in thousands)

	Six months ended June 30,
	2021	2020
Operating activities:	50,772	34,983
Net income
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,490	22,234
Deferred tax expense (benefit)	(2,983)	(2,765)
Other	(308)	(241)
Changes in operating assets and liabilities:
Receivables, net	(29,528)	707
Inventories, net	985	(12,089)
Accounts payable	17,662	679
Accrued liabilities	10,030	(2,405)
Other assets and liabilities, net	5,656	1,736
Net cash provided by operating activities	71,776	42,839
Investing activities:
Purchases of property, plant and equipment and intangible assets	(8,916)	(10,503)
Net cash used in investing activities	(8,916)	(10,503)
Financing activities:
Finance lease payments	(399)	(377)
Changes in parent company investment	(61,998)	(32,987)
Other	(463)	1,028
Net cash used in financing activities	(62,860)	(32,336)
Effects of exchange rate changes on cash and cash equivalents	—	—
Net change in cash and cash equivalents	—	—
Cash and equivalents, beginning of period	—	—
Cash and cash equivalents, end of period	—	—

See accompanying Notes to the Condensed Combined Financial Statements

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

Note 1—Basis of Presentation

The Condensed Combined Financial Statements and Notes have been derived from the interim consolidated financial information and accounting records of ABB Ltd. (“ABB” or “Parent”) as the ultimate parent of ABB Asea Brown Boveri Ltd and the Business. These Condensed Combined Financial Statements reflect the combined historical results of operations, financial position and cash flows of the Business (“MOPT”, “we”, “us”, “our”) for the periods presented as historically managed within ABB in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) for interim financial reporting and are presented in United States dollars ($ or USD) unless otherwise stated. As such, the Condensed Combined Financial Statements do not include all the information and notes required under U.S. GAAP for annual combined financial statements. Therefore, such financial statements should be read in conjunction with the Business’ audited combined financial statements for the year ended December 31, 2020. The Condensed Combined Financial Statements may not be indicative of the Business’ future performance and do not necessarily reflect what the results of operations, financial position or cash flows would have been had it operated as an independent business during the periods presented.

The Condensed Combined Financial Statements are prepared on a carve-out basis from financial information of the Parent. The operations of the Business are consistent with the components of the Parent which are planned to be divested. All amounts presented relate to companies or the relevant portions of companies which are directly controlled by the Parent and all intercompany accounts within the Business and transactions within the Business are eliminated. Intercompany transactions between us and the Parent are deemed to have been settled immediately through Parent company investment. Refer to Note 2 for additional information.

External debt, including any interest expense, associated with the debt of the Parent which is not directly attributable to the Business has been excluded from the Combined Statement of Income and Balance Sheet of the Business. The equity of the Business represents the net investment of the Parent in the Business. The Parent’s historical retained earnings related to the Business are included within “Parent company investment.”

Current and deferred income taxes have been determined based on the stand-alone results of the Business. However, because the Business has prepared and filed its tax returns as part of ABB’s tax group in certain jurisdictions, the Business’ actual tax balances may differ from those reported.

These Condensed Combined Financial Statements have been prepared with facts and circumstances that were known through September 13, 2021 and considered subsequent events through September 13, 2021. See Note 11 for additional information.

For further details regarding the basis of presentation or other information regarding the Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd, these Condensed Combined Financial Statements should be read in conjunction with the latest audited annual financial statements.

Note 2—Cost Allocations and Transactions with Related Parties

Cost Allocations

These Condensed Combined Financial Statements include general corporate expenses and shared expenses of the Parent that were historically incurred by or charged to the Business for certain support functions that are provided on a centralized basis, such as expenses related to information technology, finance and controlling, intellectual property, digital, communications, human resources, sales and marketing, health and safety and country management activities. These expenses are included in the Combined Statements of Income within “Cost of sales,” “Selling, general and administrative expenses,” and “Non-order related research and development expenses.” These expenses have been allocated to the Business on the basis of direct usage, FTEs, square footage, or other measures that are utilized by the Parent for purposes of its consolidated financial statements.

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

These Condensed Combined Financial Statements may not reflect the actual expenses that would have been incurred and may not reflect the Business’ combined results of operations, financial position and cash flows had it been a standalone business during the period presented. Actual costs that would have been incurred if the Business had been a standalone business would depend on multiple factors, including organizational structure, capital structure, and strategic decisions made in various areas, including information technology and infrastructure. Going forward, the Business may perform these functions using its own resources or outsourced services.

The following table reflects these allocations as described above:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2021	2020	2021	2020
Cost of sales	2,724	3,856	5,593	8,010
Selling, general and administrative expenses	6,516	7,503	12,762	16,403
Non-order related research and development expenses	1,043	149	2,277	305
Total	10,283	11,508	20,632	24,718

Sales to the Parent and purchases from the Parent

The Business sells products to other businesses and companies controlled by the Parent. These transactions are executed at prices negotiated between the two parties. During the three months ended June 30, 2021 and June 30, 2020, the Business sold products of $3,660 thousand and $4,639 thousand, respectively, to the Parent. During the six months ended June 30, 2021 and June 30, 2020, the Business sold products of $8,206 thousand and $9,591 thousand, respectively, to the Parent.

The Business also purchases goods from the Parent with Cost of Sales measured based on the purchase price paid to the Parent. During the three months ended June 30, 2021 and June 30, 2020, the Business purchased $2,007 thousand and $1,014 thousand of certain inventory components, respectively. For the six month period ending June 30, 2021 and June 30, 2020, the Business purchased certain inventory components in the amount of $3,798 thousand and $2,613 thousand.

Outstanding amounts receivable from or payable to the Parent for goods and services sold to or purchased from the Parent are included in these Combined Financial Statements within “Receivables, net” and “Accounts payable.” See Note 4 and Note 8 for specific amounts due to/from the Parent.

Transactions with equity method investees

The Business shares a warehousing facility with an equity method investee, CoLinx, LLC, and is charged for labor and occupancy costs at the shared facility. During the three months ended June 30, 2021 and June 30, 2020, the labor and warehouse occupancy charges were $3,984 thousand and $3,029 thousand, respectively. For the six months ended June 30, 2021 and June 30, 2020, the labor and warehouse occupancy charges were $8,154 thousand and $6,507 thousand, respectively. Additionally, the Business is a tenant of the shared facility leased by CoLinx, which is accounted for as an operating lease within the Condensed Combined Financial Statements. The operating lease liability at June 30, 2021 and December 31, 2020 was $3,632 thousand and $3,875 thousand, respectively. Rent expense on this operating lease during the three months ended June 30, 2021 and June 30, 2020 was $121 thousand and $117 thousand, respectively. Rent expense on this operating lease during the six months ended June 30, 2021 and June 30, 2020 was $243 thousand and $233 thousand, respectively.

The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

Note 3—Receivables, net

“Receivables, net” consisted of the following:

($ in thousands)	June 30, 2021	December 31, 2020
Trade receivables, net	85,479	57,010
Receivables from Parent	4,512	3,465
Other receivables, net	753	577
Total	90,744	61,052

Allowances for expected credit losses and write-offs are not significant. The Business does not have significant contract assets or contract liabilities.

Note 4—Inventories, net

“Inventories, net” consisted of the following:

($ in thousands)	June 30, 2021	December 31, 2020
Raw materials	37,996	36,201
Work in process	21,068	18,401
Finished goods	58,421	63,720
Total	117,485	118,322

Note 5—Property, Plant and Equipment, net

“Property, plant and equipment, net” consisted of the following:

($ in thousands)	June 30, 2021	December 31, 2020
Land and buildings	44,261	44,647
Machinery and equipment	191,491	199,231
Construction in progress	13,144	10,102
	248,896	253,980
Accumulated depreciation	(143,979)	(149,057)
Total	104,917	104,923

Property, plant and equipment includes gross assets acquired under finance leases of $7,439 thousand and $6,990 thousand at June 30, 2021 and December 31, 2020, respectively, with related amounts in accumulated depreciation of $1,453 thousand and $1,054 thousand at June 30, 2021 and December 31, 2020, respectively.

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The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

Depreciation included within each Income Statement caption is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of sales	4,267	5,003	8,494	9,776
Selling, general and administrative expenses	79	—	160	—
Non-order related research and development expenses	3	30	36	59
Total	4,349	5,033	8,690	9,834

Note 6—Goodwill and Other Intangible Assets

“Goodwill” and “Intangible assets, net” include amounts recognized by Parent in connection with its historical business acquisition of Baldor, of which MOPT was a component. There have been no historical impairments recorded against the goodwill recognized.

“Intangible assets, net” consisted of the following definite-lived intangibles assets:

	June 30, 2021			December 31, 2020
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
($ in thousands)	amount	amortization	amount	amount	amortization	amount
Customer-related	440,000	(218,300)	221,700	440,000	(207,800)	232,200
Tradename	38,000	(38,000)	—	38,000	(37,700)	300
Technology	72,000	(72,000)	—	72,000	(72,000)	—
Total	550,000	328,300	221,700	550,000	(317,500)	232,500

Amortization expense for the three and six months ended June 30, 2021 and June 30, 2020 was $5,200 thousand, $10,800 thousand, $6,200 thousand, and $12,400 thousand, respectively, recorded within “Cost of Sales” within the Combined Statements of Income.

At June 30, 2021, future amortization expense of intangible assets other than goodwill is estimated to be:

($ in thousands)
2021	10,500
2022	21,000
2023	21,000
2024	21,000
2025	21,000
Thereafter	127,200
Total	221,700

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The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

Note 7—Accounts Payable

“Accounts payable” consisted of the following:

($ in thousands)	June 30, 2021	December 31, 2020
Trade payables	65,720	49,180
Payables to the Parent	2,729	2,128
Other payables	1,705	883
Total	70,154	52,191

Note 8—Income Taxes

For the three months ended June 30, 2021, we recorded income tax expense of $7,988 thousand or 24.70% of income from operations, before income taxes compared to $4,668 thousand or 24.75% during the three months ended June 20, 2020. For the three months ended June 30, 2021 and 2020, the effective tax rate is more than the federal statutory rate of 21% due principally to state income taxes assessed in the US.

For the six months ended June 30, 2021, we recorded income tax expense of $16,654 thousand or 24.70% of income from operations, before income taxes compared to $11,509 thousand or 24.75% during the six months ended June 30, 2020. For the six months ended June 30, 2021 and 2020, the effective tax rate is more than the federal statutory rate of 21% due principally to state income taxes assessed in the US.

Note 9—Revenues

The Business operates as a single segment. The following table presents “Revenues” during the three and six months ended:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2021	2020	2021	2020
Product type
Bearings	83,919	60,568	166,993	132,663
Gearings	55,674	46,094	116,338	97,127
Pt components	24,552	16,940	45,970	37,421
Mechanical service and other	2,813	3,102	6,622	6,843
Total	166,958	126,704	335,923	274,054

Third-party revenues	163,298	122,065	327,717	264,463
Revenues with Parent	3,660	4,639	8,206	9,591
Total Revenues	166,958	126,704	335,923	274,054

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The Dodge Mechanical Power Transmission Business of ABB Asea Brown Boveri Ltd

Notes to Condensed Combined Financial Statements (Unaudited)

Note 10—Other Post-Retirement Benefit Obligations

Post-retirement Benefits Other Than Pensions

The following summarizes the net periodic benefit costs for the three months ended June 30, 2021 and 2020 are as follows:

($ in thousands)	2021	2020
Service Cost	—	—
Interest Cost	64	98
Amortization:
Prior service cost or (credit)	(156)	(156)
Actuarial loss or (gain)	(98)	(86)
Net Periodic Benefit Cost	(190)	(144)

The following summarizes the net periodic benefit costs for the six months ended June 30, 2021 and 2020 are as follows:

($ in thousands)	2021	2020
Service Cost	—	—
Interest Cost	128	196
Amortization:
Prior service cost or (credit)	(312)	(312)
Actuarial loss or (gain)	(196)	(172)
Net Periodic Benefit Cost	(380)	(288)

The components of other postretirement benefit expenses are included in Other income (expense), net on the Combined Statement of Income.

Note 11—Subsequent Events

Sale of Business

On July 24, 2021, ABB Asea Brown Boveri Ltd entered into an agreement to sell the Business to RBC Bearings Incorporated for $2.9 billion in cash consideration, subject to certain adjustments based on the levels of cash, debt and working capital at closing and certain other items. This transaction is targeted to be completed by the fourth quarter of 2021, subject to market, regulatory and certain other customary conditions. Until the sale occurs, the Business will be wholly owned by ABB.

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